                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           METHODE ELECTRONICS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         R.R. DONNELLEY & SONS COMPANY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

                                      N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

                                      N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

                                      N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
                                      N/A
     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                                      N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

                                      N/A
     -------------------------------------------------------------------------


     (3) Filing Party:

                                      N/A
     -------------------------------------------------------------------------


     (4) Date Filed:

                                      N/A
     -------------------------------------------------------------------------

Notes:

                           METHODE ELECTRONICS, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD SEPTEMBER 12, 1995

To the Stockholders of
 METHODE ELECTRONICS, INC.

  Notice is hereby given that the annual meeting of stockholders of Methode Electronics, Inc., a Delaware corporation, will be held at the Arlington Park Hilton Conference Center, 3400 West Euclid Avenue, Arlington Heights, Illinois 60005 on Tuesday, September 12, 1995 at 3:30 p.m. for the following purposes:

  1.  To elect a Board of Directors;

  2.  To amend Article Twelfth of the Company's Certificate of
      Incorporation; and

  3. To transact such other business as may properly come before said meeting.

  Stockholders of record as of the close of business on August 1, 1995 will be entitled to vote at such annual meeting. Shares should be represented as fully as possible, since a majority is required to constitute a quorum.

  You are requested to mark, sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy for any reason at any time prior to the voting thereof, either by written revocation prior to the meeting or by appearing at the meeting and voting in person. Your cooperation is respectfully solicited.

                                          By order of the Board of Directors.

                                          William J. McGinley
                                          Chairman

Chicago, Illinois
August 10, 1995

                           METHODE ELECTRONICS, INC.
                            7444 WEST WILSON AVENUE
                          CHICAGO, ILLINOIS 60656-4549
                                 (708) 867-9600

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 1995

                                  INTRODUCTION

  The enclosed proxy is solicited on behalf of the Board of Directors of Methode Electronics, Inc. (the "Company"), in connection with the annual meeting of stockholders to be held on September 12, 1995 at 3:30 p.m., and any adjournment thereof (the "Annual Meeting"), at the Arlington Park Hilton Conference Center, 3400 West Euclid Avenue, Arlington Heights, Illinois 60005.

  The cost of proxy solicitation will be borne by the Company. In connection with the solicitation of proxies by the use of the mails, the Company has retained Morrow & Co., Inc. to solicit proxies on behalf of the Board of Directors for a fee estimated not to exceed $4,000 plus reasonable out-of-pocket expenses and disbursements. Morrow & Co., Inc. may solicit proxies from stockholders by mail, telephone, telex, telegraph or personal call. In addition, certain officers and other regular employees of the Company may devote part of their time (but will not be specifically compensated therefor) to solicitation by the same means. Proxies may be revoked at any time prior to the voting thereof. Revocation may be done prior to the Annual Meeting by written revocation sent to the Secretary of the Company, 7444 West Wilson Avenue, Chicago, Illinois 60656-4549; or it may be done personally upon oral or written request at the Annual Meeting; or it may be done by appearing at the Annual Meeting and voting in person.

  This proxy statement was first mailed or delivered to stockholders on or about August 10, 1995.

                   RECORD DATE; VOTING SECURITIES OUTSTANDING

  The close of business on August 1, 1995 is the record date for determining the holders of securities of the Company entitled to notice of and to vote at the Annual Meeting.

  As of July 19, 1995, the Company had outstanding voting securities consisting of 22,059,587 shares of Class A Common Stock, par value $0.50 per share ("Class A Common Stock") and 1,268,766 shares of Class B Common Stock par value $0.50 per share ("Class B Common Stock"). The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of both Class A and Class B Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. With respect to the election of directors, the affirmative vote of the holders of a majority of the outstanding Class A Common Stock present in person or by proxy, will elect three Class A Directors, each Class A share having one vote; the affirmative vote of the holders of a majority of the outstanding Class B Common Stock present in person or by proxy, will elect six Class B Directors, each Class B share having one vote. On all matters except the election of the directors and where otherwise required by law or the Company's Certificate of Incorporation, the holders of Class A Common Stock are entitled to one-tenth of a vote per share and the holders of Class B Common Stock are entitled to one vote per share. A broker non-vote is not counted in determining voting results. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "AGAINST" the matter.

                               SECURITY OWNERSHIP

  The following table sets forth, with respect to the Company's voting securities, all persons known to be the beneficial owners of more than five percent of the Company's voting securities as of July 19, 1995.

                                                         NUMBER OR SHARES
                                                          AND NATURE OF
  NME AND ADDRESSA                                          BENEFICIAL    PERCENT
 OFBENEFICIAL OWNER                       TITLE OF CLASS   OWNERSHIP(1)   OF CLASS
-------------------                       -------------- ---------------- --------
   William J. McGinley...................  Common Stock
   7444 W. Wilson Ave.                     Class A            242,628(2)    1.10%
   Chicago, Illinois 60656                 Class B            890,902(2)   70.20%
   Methode Electronics, Inc..............  Common Stock
   Employee Stock Ownership Trust          Class A          2,317,508(3)   10.51%
   Continental Bank, N.A.                  Class B             74,321(3)     .06%
   231 S. LaSalle Street
   Chicago, Illinois 60697
   Fidelity Funds........................  Common Stock
   82 Devonshire Street                    Class A          2,073,200(4)    9.40%
   Boston, Massachusetts 02109
   Old MCM, Inc..........................  Common Stock
   Munder Capital Center                   Class A          1,304,545(4)    5.91%
   480 Pierce Street, Suite 300
   Birmingham, Michigan 48012-3043

--------
(1) Beneficial ownership arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Includes 87,228 shares of Class A and 7,638 shares of Class B Common Stock held by the Employee Stock Ownership Trust under which Mr. W. McGinley has sole voting power and, prior to distribution under the terms of the Trust, no investment power. Also includes 45,265 shares of Class A Common Stock granted but not yet vested pursuant to the Incentive Stock Award Plan as to which he has sole voting power.
(3) Beneficial ownership is disclaimed due to restrictions on the trustee's voting and investment power with respect to these shares. Includes 87,228 shares and 7,638 shares of Class A and Class B Common Stock, respectively, held for the account of Mr. W. McGinley.
(4) Based solely upon a Schedule 13D provided to the Company.

  The following table sets forth information regarding the Class A and Class B Common Stock of the Company beneficially owned as of July 19, 1995 by: (i) each Director and nominee of the Company; (ii) each of the Named Executives identified in the Summary Compensation Table under "Executive Compensation"; and (iii) all Directors and executive officers of the Company as a group.

                                                  NUMBER OF SHARES
                                                   AND NATURE OF
                                       TITLE OF      BENEFICIAL    PERCENT
BENEFICIAL OWNER                        CLASS       OWNERSHIP(1)   OF CLASS
----------------                     ------------ ---------------- --------
William J. McGinley(2).............. Common Stock
                                     Class A          242,628(3)     1.1%
                                     Class B          890,902(3)    70.2%
William T. Jensen................... Common Stock
                                     Class A          316,046(4)     1.4%
                                     Class B           27,333(4)     2.2%

                                                NUMBER OF SHARES
                                                 AND NATURE OF
                                     TITLE OF      BENEFICIAL    PERCENT
BENEFICIAL OWNER                      CLASS       OWNERSHIP(1)   OF CLASS
----------------                   ------------ ---------------- --------
George C. Wright.................. Common Stock
                                   Class A            45,766(5)     .2%
                                   Class B             5,040(5)     .4%
Raymond J. Roberts................ Common Stock
                                   Class A            61,400        .3%
                                   Class B             6,200        .5%
William C. Croft.................. Common Stock
                                   Class A            62,140        .3%
                                   Class B             2,020        .2%
Michael G. Andre.................. Common Stock
                                   Class A           131,056(6)     .6%
                                   Class B             3,800(6)     .3%
Kevin J. Hayes.................... Common Stock
                                   Class A           106,019(7)     .5%
                                   Class B             3,368(7)     .3%
James W. McGinley(2).............. Common Stock
                                   Class A            43,793(8)     .2%
                                   Class B                21(8)     --
James W. Ashley, Jr............... Common Stock
                                   Class A                 0        --
                                   Class B                 0        --
All Directors and Executive
 Officers as                       Common Stock
 a Group (9 individuals).......... Class A         1,008,848       4.6%
                                   Class B           938,684      74.0%

--------
(1) Beneficial ownership arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Mr. William J. McGinley is the father of Mr. James W. McGinley.
(3) See Note 2 on page 2 hereof regarding nature of stock ownership set forth above.
(4) Includes 1,400 and 706 shares of Class A and Class B Common Stock, respectively, owned in joint tenancy with his mother for which voting and investment powers are shared and with respect to which beneficial ownership is disclaimed. Includes 70,294 and 5,981 shares of Class A and Class B Common Stock, respectively, held by the Employee Stock Ownership Trust for which Mr. Jensen has sole voting power and, prior to distribution under the terms of the Trust, no investment power. Also includes 47,660 shares of Class A Common Stock granted but not yet vested pursuant to the Incentive Stock Award Plan as to which he has sole voting power.
(5) Does not include 8,500 and 1,500 shares of Class A and Class B Common Stock, respectively, owned by his wife for which beneficial ownership is disclaimed.
(6) Includes 47,411 and 3,800 shares of Class A and Class B Common Stock, respectively, held by the Employee Stock Ownership Trust for which Mr. Andre has sole voting power and, prior to distribution under the terms of the Trust, no investment power. Also includes 6,750 shares of Class A Common Stock granted but not yet vested pursuant to the Incentive Stock Award Plan as to which he has sole voting power.
(7) Includes 39,320 and 3,146 shares of Class A and Class B Common Stock, respectively, held by the Employee Stock Ownership Trust for which Mr. Hayes has sole voting power and, prior to distribution under the terms of the Trust, no investment power. Also includes 18,105 shares of Class A Common

   Stock granted but not yet vested pursuant to the Incentive Stock Award Plan as to which he has sole voting power.
(8) Includes 4,738 and 21 shares of Class A and Class B Common Stock, respectively, held by the Employee Stock Ownership Trust for which Mr. J. McGinley has sole voting power and, prior to distribution under the terms of the Trust, no investment power. Also includes 9,055 shares of Class A Common Stock granted but not yet vested pursuant to the Incentive Stock Award Plan as to which he has sole voting power.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Under the securities laws of the United States, the Company's Directors, its executive officers, and any persons holding more than 10% of the Company's Class A or Class B Common Stock are required to report their initial ownership of the Company's Class A or Class B Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by the required dates during its fiscal year ended April 30, 1995. All of these filing requirements were satisfied, except that Mr. William T. Jensen filed one late report covering 19,190 shares of Class A Common Stock. In making these disclosures, the Company has relied solely on written representations of its Directors and executive officers and copies of the reports that they have filed with the Commission.

                                     ITEM 1

                             ELECTION OF DIRECTORS

  A Board of nine (9) Directors is to be elected, and each Director will hold office until the next succeeding annual meeting of stockholders and until his successor is elected and shall qualify. It is intended that the persons named in the first portion of the following list will be elected by holders of the Class A Common Stock and the persons named in the second portion will be elected by holders of the Class B Common Stock. The shares represented by the proxies given pursuant to this solicitation will be voted for the following nominees unless votes are withheld in accordance with the instructions contained in the proxy: Directors to be elected by Class A Common Stockholders are Michael G. Andre, William C. Croft and James W. Ashley, Jr., Directors to be elected by Class B Common Stockholders are William J. McGinley, William T. Jensen, Kevin J. Hayes, George C. Wright, Raymond J. Roberts and James W. McGinley. If any of said nominees is not a candidate for election as a Director at the Annual Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee or nominees appointed by the Board of Directors. Any such action will be consistent with the right of the Class A Common Stockholders to elect a minimum of 25% of the Directors.

INFORMATION CONCERNING NOMINEES:

                                              DIRECTOR       PRINCIPAL OCCUPATION FOR
NAME                                      AGE  SINCE   LAST 5 YEARS AND OTHER DIRECTORSHIPS
----                                      --- -------- ------------------------------------

             DIRECTORS TO BE ELECTED BY CLASS A COMMON STOCKHOLDERS

Michael G. Andre........................   55   1984   Senior Executive Vice President of
                                                       the Company since December 1994.
                                                       Prior thereto, he was Executive Vice
                                                       President of Interconnect Products
                                                       Group since 1984 and Vice President
                                                       of Interconnect Products Group since
                                                       1978.
William C. Croft........................   77   1975   Chairman of the Board, Clements
                                                       National Company (a manufacturer of
                                                       electrical equipment) since 1977.
                                                       Also a director of Mercury Finance
                                                       Co.

                                              DIRECTOR       PRINCIPAL OCCUPATION FOR
NAME                                      AGE  SINCE   LAST 5 YEARS AND OTHER DIRECTORSHIPS
----                                      --- -------- ------------------------------------
James W. Ashley, Jr.....................   45   1995   Secretary of the Company since 1995.
                                                       Partner, Keck, Mahin & Cate (a law
                                                       firm retained as counsel to the Company).

             DIRECTORS TO BE ELECTED BY CLASS B COMMON STOCKHOLDERS

William J. McGinley.....................   72   1946   Chairman. Prior thereto, he was
                                                       President of the Company since 1946.
                                                       William J. McGinley is the father of
                                                       James W. McGinley.
William T. Jensen.......................   68   1959   President of the Company. Prior
                                                       thereto, he was Senior Executive
                                                       Vice President of the Company since
                                                       1952.
Kevin J. Hayes..........................   54   1984   Vice President and Treasurer of the
                                                       Company since 1974, and Assistant
                                                       Secretary of the Company since 1995.
George C. Wright........................   72   1968   President of Piedmont Co. Inc.
                                                       (distributor of marine products)
                                                       since January 1989.
Raymond J. Roberts......................   66   1972   Secretary-Treasurer Coilcraft, Inc.
                                                       (a manufacturer of coils and
                                                       transformers).
James W. McGinley.......................   40   1993   President since December 1994 and
                                                       prior thereto Executive Vice
                                                       President since June 1993 of the
                                                       Optical Interconnect Products Group.
                                                       Prior thereto, he was General
                                                       Manager of the Company's Connector
                                                       Division from November 1984 to
                                                       January 1989, and Vice President,
                                                       Corporate Sales and Marketing from
                                                       January 1989 to June 1993. James W.
                                                       McGinley is the son of William J.
                                                       McGinley.

  The Board of Directors of the Company has standing Audit and Compensation Committees. The Board does not have a standing Nominating Committee.

  The Audit Committee held two meetings during the last fiscal year. The functions performed by the Committee are to meet with and review the results of the audit of the Company performed by independent public accountants and to recommend the selection of independent public accountants. Directors Raymond J. Roberts and George C. Wright are members of the Committee.

  The Compensation Committee held one meeting during the last fiscal year. The functions performed by the Committee are to review salaries and bonuses of all officers and key management personnel and the overall administration of the Company's compensation program. Directors William J. McGinley, Raymond J. Roberts and William C. Croft are members of the Committee.

  The Board of Directors of the Company held five meetings during the last fiscal year. No director attended less than 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by the respective committees on which he served.

                             EXECUTIVE COMPENSATION

  The Summary Compensation Table below includes, for each of the fiscal years ended April 30, 1995, 1994 and 1993, individual compensation paid for services to the Company and its subsidiaries to: (i) the Chief Executive Officer and
(ii) the four other most highly compensated executive officers of the Company (collectively, the "Named Executives"). Mr. J. McGinley became an executive officer of the Company in June, 1993. Consequently, he was not included among the most highly compensated officer group in fiscal year 1993.

                           SUMMARY COMPENSATION TABLE

                            ANNUAL                  LONG TERM
                         COMPENSATION              COMPENSATION
                      ---------------------        ------------
                                                  AWARDS   PAYOUTS
                                                ---------- -------
                                                RESTRICTED
   NAME AND                                       STOCK     LTIP    ALL OTHER
   PRINCIPAL                         BONUS       AWARD(S)  PAYOUTS COMPENSATION
   POSITION      YEAR SALARY ($)      ($)       ($)(1)(2)  ($)(3)     ($)(4)
   ---------     ---- ----------    -------     ---------- ------- ------------
William J. Mc-
 Ginley          1995  251,700(5)   741,345(6)   412,511   179,422     3,904
 Chairman        1994  239,768(5)   701,568(6)   341,539   179,708     6,310
                 1993  228,592(5)   637,984(6)   230,376   131,965     5,450
William T. Jen-
 sen             1995  240,860(5)   506,874(7)   400,304   182,730     5,857
 President       1994  228,608(5)   502,229(7)   391,162   141,951     8,078
                 1993  213,252(5)   447,575(7)   283,552    93,651     7,050
Michael G. An-
 dre             1995  180,720(5)   200,543(8)    69,786    40,572     8,895
 Senior Execu-
 tive Vice       1994  172,696(5)   168,625(8)    43,277       -0-    11,270
 President       1993  167,284(5)   193,619(8)    43,487       -0-    10,382
Kevin J. Hayes   1995  122,796(9)   236,537(10)  165,004    71,769    10,725
 Vice Presi-
 dent, Trea-
 surer           1994  117,228(9)   220,627(10)  136,616    71,882    12,927
 and Assistant
 Secretary       1993  112,740(9)   195,193(10)   92,150    50,757    11,882
James W. McGin-
 ley             1995   97,280(11)   55,155       82,502    21,531     3,904
 President Op-
 tical Inter-    1994   85,992(11)   36,188       68,308    21,565     3,687
 connect Prod-
 ucts Group

--------
 (1) All restricted stock is valued at the closing price of the Class A shares on the date of grant. On April 30, 1995, Mr. W. McGinley held 41,385 restricted shares having a value of $512,050; Mr. Jensen held 49,110 restricted shares having a value of $674,790; Mr. Andre held 6,490 restricted shares having a value of $86,807; Mr. Hayes held 16,555 restricted shares having a value of $228,813; and Mr. J. McGinley held 8,280 restricted shares having a value of $114,435. Dividends are paid on restricted stock awards at the same rate as paid to all stockholders.
 (2) Restricted stock awarded under the Company's Incentive Stock Award Plan (the "Plan"), vests as of the earliest to occur of (i) the first day of the third Plan year following the year with respect to which the award was made; (ii) retirement at or after age 65; (iii) termination on account of disability; or (iv) death, if termination of employment has not occurred before the executive's death. As Messrs. W. McGinley and Jensen have reached 65 years of age, if either were to retire, 41,385 and 49,110 shares, respectively, would immediately vest.
 (3) Long-Term Incentive Plan ("LTIP") payouts represent amounts paid pursuant to the Company's Longevity Contingent Bonus Program. See "Long-Term Incentive Plans--Awards in Last Fiscal Year" and "Board Compensation Committee Report on Executive Compensation--Long-Term Incentive" below for a description of the Longevity Contingent Bonus Program.

 (4) The figures in this column include amounts allocated under the Methode Employee Stock Ownership Plan ("ESOP") and, with respect to Messrs. Jensen, Andre and Hayes, above-market accrued interest and matching amounts under the Capital Accumulation Program ("CAP"). Pursuant to the ESOP, Mr. J. McGinley had $3,904 and $3,687 allocated to his account in 1995 and 1994, respectively, and the following amounts were allocated to the accounts of each of the remaining Named Executives in 1995, 1994 and 1993, respectively: $3,904, $6,310 and $5,450. Pursuant to the CAP adopted in 1986, in 1995, 1994 and 1993, respectively, the following Named Executives were provided with the matching amounts and the amounts of accrued interest in excess of 120% of the applicable federal long-term rate at the time the CAP was established as follows: Mr. Jensen, $1,953, $1,768 and $1,600; Mr. Andre, $4,991, $4,960 and $4,932; and Mr. Hayes,
     $6,821, $6,617 and $6,432. Payment of such matching amounts and interest is contingent upon satisfaction of certain terms of the CAP. Messrs. W. and J. McGinley elected not to participate in the CAP.
 (5) Includes a cash car allowance of $7,800.
 (6) Includes a cash bonus of $341,345, $301,568 and $237,984 in 1995, 1994 and
     1993, respectively, and a $400,000 payment in 1995, 1994 and 1993 pursuant to the Supplemental Executive Benefit Plan.
 (7) Includes a cash bonus of $306,874, $302,229 and $247,575 in 1995, 1994 and
     1993, respectively, and a $200,000 payment in 1995, 1994 and 1993 pursuant to the Supplemental Executive Benefit Plan.
 (8) Includes a cash bonus of $100,543, $68,625 and $93,619 in 1995, 1994 and
     1993, respectively, and a $100,000 payment in 1995, 1994 and 1993, pursuant to the Supplemental Executive Benefit Plan.
 (9) Includes a cash car allowance of $6,660.
(10) Includes a cash bonus of $136,537, $120,627 and $95,193 in 1995, 1994 and
     1993, respectively, and a $100,000 payment in 1995, 1994 and 1993, pursuant to the Supplemental Executive Benefit Plan.
(11) Includes a cash car allowance of $3,900.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                            ESTIMATED FUTURE PAYOUTS
                       UNDER NON-STOCK PRICE BASED PLANS

                                  PERFORMANCE OR OTHER
                                      PERIOD UNTIL     THRESHOLD TARGET  MAXIMUM
NAME                              MATURATION OR PAYOUT    ($)      ($)     ($)
----                              -------------------- --------- ------- -------
W. McGinley......................       3 years         341,345  341,345 341,345
Jensen...........................       3 years         306,871  306,871 306,871
Andre............................       3 years         100,543  100,543 100,543
Hayes............................       3 years         136,537  136,537 136,537
J. McGinley......................       3 years          55,155   55,155  55,155

  The Company has a Longevity Contingent Bonus Program which covers certain officers and key management personnel. The longevity compensation amount is equal to the current bonus received by an eligible employee for a given quarter, and is earned and payable three years after the current quarter only if the eligible employee is still an employee of the Company and his employment performance is satisfactory. If for any reason other than death, disability or retirement the officer or key employee terminates his employment with the Company during the three-year period or his employment performance is not satisfactory, no longevity compensation is payable under this program.

DIRECTOR COMPENSATION

  The Company has a standard arrangement whereby directors who are not officers and employees of the Company are each compensated at the rate of $2,000 quarterly plus an attendance fee of $500 for each meeting of the Board of Directors at which they are present. Directors who are members of the Compensation or Audit Committees receive an additional $500 for each committee meeting attended. Each director who is not paid as an officer or employee of the Company participates in the Incentive Stock Award Plan for Non-Employee Directors which was approved by stockholders in 1988. The Plan provides that non-employee directors who have been such for at least twelve consecutive months will receive shares of Class A Common Stock equal to five one-hundredths of one percent of pre-tax earnings of the Company before extraordinary items of gain or loss for the fiscal year or 2,000 shares, whichever is greater, such shares to vest immediately upon the date of grant. Five one-hundredths of one percent of the applicable earnings of the Company for the fiscal year ended April 30, 1995 was $20,423. According to the formula, each non-employee director of the Company who has been a director for at least twelve consecutive months, at present consisting of William C. Croft, Raymond
J. Roberts, and George C. Wright, received 2,000 shares. No shares are awarded if the Company does not have pre-tax earnings. Directors who are also officers and employees of the Company are not paid for their services as directors or for attendance at meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  William J. McGinley, who is Chairman and a director of the Company, is on the Compensation Committee.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Company's compensation philosophy is comprised of several elements designed to retain key management personnel, reward performance, reward dedication and historical service to the Company, and to relate executive pay to long-term Company performance. These elements consist of a base salary, bonus compensation, incentive awards directly relating pay to performance, and long-term incentive awards designed to align executive interests with stockholder interests.

 Base Salary

  The base salaries of the Company's executive officers have remained relatively flat, with small increases to reflect inflation. Base salaries, including that of founder William J. McGinley, were originally set by Mr. W. McGinley. Over the years, the Compensation Committee of the Board has reviewed the founder's recommendations as to the salaries of the Company's officers and key management personnel. Although base salaries have not been high relative to other companies of comparable size, the bonus has been a key tool for rewarding performance.

 Bonus Compensation

  Bonus amounts paid to the Named Executives are comprised of two elements: (i) a quarterly cash bonus; and (ii), with respect to Messrs. W. McGinley, Jensen, Andre and Hayes, the Supplemental Executive Benefit Plan (the "SEBP").

  Cash bonuses for all officers and managerial personnel are determined pursuant to a bonus plan reviewed from time to time by the Compensation Committee. Pursuant to the bonus plan, bonus amounts are calculated according to a formula which assigns certain percentages to different levels of pre-tax profits.

  The SEBP recognizes the dedication and contributions made by the Named Executives and such other persons as determined by the Compensation Committee during their past years of service to the Company. In recognition of the more than 40 years of service of Messrs. McGinley and Jensen, the SEBP provides that on an annual basis over a 10-year period commencing with fiscal 1992, Messrs. McGinley and Jensen will each receive an amount equal to $10,000 and $5,000, respectively, for each year of past service up to 40 years. In recognition of the past years of service of Messrs. Andre and Hayes, the SEBP provides that on an annual basis over a 10-year period commencing with fiscal 1992, Messrs. Andre and Hayes will each receive an amount equal to $5,000 and $5,263 respectively, for each year of past service up to 20 years. No benefits may be paid under the SEBP in any fiscal year in which the Company has a net loss, nor may benefits be paid in an amount in excess of 20% of pre-tax income (income before federal and state income taxes and before extraordinary income and losses) in any year. To the extent that benefits due are postponed because of a loss or insufficient earnings, they are to be paid in subsequent years when earnings are sufficient. Reductions in benefits shall be allocated pro rata to the participants and no interest is to be paid on deferred amounts.

  Pursuant to the SEBP, Mr. McGinley received a $400,000 payment in fiscal
1995.

 Incentive Award

  The Company's Incentive Stock Award Plan (the "Incentive Plan") is administered by members of the Board of Directors (the "Committee") who are not eligible to receive awards under the Incentive Plan. The Committee determines which individuals shall participate in the Plan in any given year, which profit centers will be the basis for each participant's award, the earnings for each profit center and the number of shares of Class A Common Stock to be awarded to each participant. The number of shares awarded to any participant in any given year is determined by the Committee and historically has been determined by dividing one percent of the pre-tax earnings of the applicable profit center for that year by the fair market value of the Company's Class A Common Stock on the first business day of the subsequent Incentive Plan year. Shares awarded to a participant under the Incentive Plan vest on the first day of the third Plan year following the year the award was made, or earlier upon retirement after age 65 or termination of employment on account of death or disability.

 Long-Term Incentive

  The Company has instituted several plans which are designed to provide long-term incentives for executives by relating executive compensation to Company performance over time as well as by rewarding continued service to the Company. The Company's Longevity Contingent Bonus Program (the "Bonus Program") awards officers and key management personnel a matching bonus (equal to the amount of the current quarterly bonus) which will be considered as earned and payable in three years provided that the participant is still employed by the Company at that time and performance has been satisfactory. If, for any reason, other than death, disability, or retirement, the officer or key employee terminates his employment with the Company during the three-year period, or his employment performance is not satisfactory, no longevity compensation is payable under this program. Mr. Andre's participation in this program has been phased in over a three year period which commenced in fiscal 1992.

  Mr. McGinley's total quarterly bonus awards in 1995 were $341,345. He is therefore eligible to receive payments totalling $341,345 in 1998.

  The Company also instituted a Capital Accumulation Program (the "CAP") under which, from calendar years 1986 to 1989, the Company matched the amount of compensation deferred by any executive or director on a dollar-for-dollar basis, with a limit of $5,000 in any given year. If a participant retires at age 55 and has been a participant in the CAP for ten years, then that individual is eligible to receive payments with an annual yield of not less than ten percent on the deferred amount, plus the matching amount. If the participant retires at age 55 and has been a participant in the CAP between five and nine years, he is eligible to receive the deferred amount plus interest, plus between fifty to ninety percent of the matching amount plus interest. If the participant resigns or retires before age 55 with at least four years participation in the CAP, he is eligible to receive the deferred amount with interest although he is not eligible to receive the matching amount. In the event that an individual is discharged for cause, he is able to receive the deferred amount without interest or the matching amount.

  Mr. McGinley did not participate in the CAP.

  The Company's Employee Stock Ownership Plan (the "ESOP") provides additional long-term incentive to employees. The Board of Directors determines the amount which the Company contributes, either in cash or Company securities, to a trust established for the benefit of its employees. Employees may not make contributions. The primary purpose of the ESOP is to enable the Company's employees to earn a proprietary interest in the Company thereby aligning employee interests with those of the stockholders. If cash is contributed to the ESOP, the cash is used, to the extent practicable, to purchase Company securities. Any employee who completes 1,000 hours of service in a twelve month period is eligible to participate in the ESOP. The Company's contributions to the ESOP are allocated to the accounts of participants in the same proportion as each participant's compensation bears to the aggregate compensation of all participants. In compliance with applicable law, the ESOP provides for gradual vesting of 20% after two years through 100% after seven years. The ESOP further provides that an employee's account will fully vest upon termination of employment due to retirement, disability or death, or resignation or dismissal after seven years of service. The vested portion of an employee's account is to be distributed upon retirement, disability, termination or death.

  During 1993, the Internal Revenue Code of 1986 (the "Code") was amended to include a provision which denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (defined as the CEO and the Company's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1 million in any taxable year of the corporation beginning after 1993. Compensation which is payable pursuant to written binding agreements entered into before February 18, 1993 and compensation which constitutes "performance-based compensation" is excludable in applying the $1 million limit. It is the Company's policy to qualify compensation paid to its top executives, in a manner consistent with the Company's compensation policies, for deductibility under the new law in order to maximize the Company's income tax deductions.

                             Compensation Committee

                              William J. McGinley
                               Raymond J. Roberts
                                William C. Croft

                               PERFORMANCE GRAPH

  The following graph sets forth a five-year comparison of the cumulative total returns for: (i) the Class A Common Stock of the Company, (ii) the Class B Common Stock of the Company, (iii) the CRSP Index for the Nasdaq Stock Market, and (iv) the CRSP Index for the Nasdaq Electronics Components Stocks. All returns were calculated assuming dividend reinvestment on a quarterly basis.

                            COMPARISON OF FIVE YEAR
                            CUMULATIVE TOTAL RETURNS



                                      LOGO


                           1990       1991       1992       1993       1994       1995
 -------------------------------------------------------------------------------------
   Methode Class A         $100       $141       $225       $383       $539       $594
 -------------------------------------------------------------------------------------
   Methode Class B          100        152        242        487        572        609
 -------------------------------------------------------------------------------------
   NASDAQ (U.S.)            100        119        144        166        184        214
 -------------------------------------------------------------------------------------
   NASDAQ Elect. Comp.      100        121        136        204        275        436

                                     ITEM 2

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

  The Board of Directors has determined that an amendment and restatement of Article Twelfth of the Company's Certificate of Incorporation relating to the indemnification of officers and directors is advisable and has voted to recommend such amendment to the Company's stockholders for adoption. The Company has not experienced any difficulty in attracting or retaining directors or officers, and the proposed amendment is not proposed in response to any specific resignation, threat of resignation or refusal to serve by any current or potential director or officer.

  In order to best protect the interests of stockholders, the Company must be able to successfully attract and retain qualified persons as directors and officers and provide mechanisms which facilitate their ability to exercise their best judgment and act upon that judgment without exposure to unreasonable personal risks. The increase in the risk of litigation against directors and officers impacts the ability of companies to recruit and retain qualified persons as directors and officers. As such, it is necessary and desirable to provide such persons with the assurance that, under appropriate circumstances, the burden of liability and litigation expenses arising out of their services rendered to the Company will be indemnified to the fullest extent permitted by Delaware General Corporation Law, as such law may be further revised from time to time.

  The proposed amendment to Article Twelfth of the Certificate of Incorporation is intended to remove the possibility of an inconsistency between the current indemnification provisions of Article Twelfth in the Certificate of Incorporation (which has been in effect since 1966) and the current Delaware General Corporation Law, which has undergone revision since that time.

  The current provisions of Article Twelfth generally require the Company to indemnify any person made a party to or involved in any litigation (including any civil, criminal or administrative action, suit or proceeding) by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the Company or of any other corporation which he served as such at the request of the Company, against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with any such litigation, except in relation to matters as to which it is adjudged in such litigation that such person is liable to the Company, or to any such other corporation, for negligence or misconduct in the performance of his duties.

  The current provisions of Article Twelfth permit recovery of judgments, fines, penalties imposed and amounts paid in settlement only if independent legal counsel designated by a majority of the directors other than those who have incurred expenses for which indemnification has been or is to be sought ("Disinterested Directors") shall have advised the Company that in the opinion of such counsel the director, officer or employee in question is not liable to the Company or other corporation served at the request of the Company for negligence or misconduct in the performance of his duties in respect to the subject of such litigation. If such litigation is settled, indemnity shall be paid only if a majority of Disinterested Directors shall have made a determination that such settlement was or will be in the interest of the Company and, if there are not at least two Disinterested Directors, such determination shall be made by the majority of a committee composed of at least three disinterested stockholders of the Company who are not directors, officers or employees of the Company or of any of its subsidiaries, divisions, units or of corporations in which the Company holds any of the ownership thereof. Such committee of stockholders is to be selected by the board.

  Article Twelfth also currently provides that any amount payable by way of indemnity may be determined and paid pursuant to a resolution of a majority of Disinterested Directors or by a committee of disinterested stockholders.

  The proposed amendment to Article Twelfth would require the Company to indemnify its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior thereto.

  Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any of its directors, officers, employees or agents who were or are parties to or threatened to be made parties to or who are otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Company or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

  While the current provision requires indemnification for involvement in litigation matters, the proposed amendment, by incorporating Delaware law, would include threatened matters as well. The current provision covers directors, officers, employees and agents, making indemnification mandatory as to all such persons, and the proposed provision would be mandatory only with respect to directors and officers. If the proposed amendment is approved, the Company will be obligated to indemnify only directors and officers. The Company would be permitted to indemnify employees and agents in its discretion and would be required to indemnify such persons only to the extent that such persons are successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein. Further, the current provision covers directors, officers, employees and agents who serve as directors, officers, employees or agents of other corporations, while the proposed provision covers directors and officers who serve as directors, officers, employees or agents of other corporations and of any other entity or enterprise, including employee benefit plans.

  Pursuant to Section 145 of the Delaware General Corporation Law and therefore under the proposed amendment, in order to be entitled to indemnification, the director or officer must act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. In a stockholder derivative action brought by or in the right of the Company, the standard is that the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, but further provides that no indemnification is allowed in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such derivative action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that such court shall deem proper.

  Under Delaware law and therefore under the proposed amendment, indemnification must be paid to the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein. Indemnification in all other instances may not be paid unless a determination is made in the specific case that indemnification is proper in the circumstances. This determination may be made by a majority of Disinterested Directors, or if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or by a vote of the stockholders.

  The standard of conduct in the existing provisions of Article Twelfth does not differentiate between derivative actions and other types of litigation. Such provisions require indemnification in any litigation described therein except in relation to matters as to which it is adjudged in such litigation that the person in question is liable to the Company or to any corporation served at the request of the Company. Such provisions further state that recovery for judgments, fines, penalties imposed and amounts paid in settlement is permitted only if the Company is advised by independent legal counsel that in such counsel's opinion, the person is not liable to the Company or other corporation for negligence or misconduct in the performance of his duties.

Recovery for amounts paid in settlement further requires a finding by a majority of Disinterested Directors or a committee of disinterested stockholders that such settlement was or will be in the interest of the Company.

  The current provisions of Article Twelfth require an opinion of independent counsel designated by a majority of the Disinterested Directors that the person requesting indemnification has met the applicable standard of conduct to recover judgments, fines, penalties and amounts paid in settlement; it further requires that if the matter is settled, indemnification may be paid only if a majority of the Disinterested Directors make a determination that such settlement was or will be in the interest of the Company, and requires an independent committee of stockholders to make the determination if there are not at least two Disinterested Directors. Under the proposed amendment, the requirements applied to settlements are the same as those applied to judgments, fines and penalties; there would be no additional requirement for a finding that the settlement be in the interest of the Company, and no requirement for a committee of disinterested stockholders.

  The proposed amendment provides that the right to indemnification conferred on directors and officers includes the right to the advancement of expenses prior to the final disposition of the proceeding; provided that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer shall be made only upon delivery to the Company of an undertaking by or on behalf of the indemnitee to repay all amounts so advanced if it shall ultimately be determined by final judicial decision, from which there is no further right to appeal, that such indemnitee is not entitled to be indemnified for such expenses. Such Delaware law currently requires such an undertaking by directors and officers; further, it provides that advancement of expenses may be paid to other employees and agents of the Company upon such terms and conditions, if any, as the board of directors deems appropriate. Current Article Twelfth does not contain provisions relating to advancement of expenses.

  The proposed amendment also provides that the rights to indemnification and to advancement of expenses shall be contract rights and that if an indemnification claim is not paid in full by the Company within sixty days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. It shall be a defense in such a suit by an indemnitee that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law, and the burden of proving that an indemnitee is not entitled to indemnification or to an advancement of expenses shall be on the Company. Such a showing by the Company would also entitle the Company to recover expenses advanced pursuant to the terms of an undertaking. The current provisions of Article Twelfth do not provide that the indemnification rights granted thereunder are contract rights.

  The proposed amendment to Article Twelfth of the Certificate of Incorporation does not alter the standard of care which the directors or officers of the Company owe to the Company and its stockholders under the Delaware General Corporation Law. Nor does the proposed amendment affect Article Thirteenth of the Certificate of Incorporation which limits the items for which a director shall be personally liable for monetary damages to the following: (i) a breach of loyalty, (ii) acts or omissions in bad faith involving intentional misconduct or a knowing violation of law, (iii) unlawful payments of dividends or unlawful stock purchases or redemptions or (iv) any transaction for which the director derived an improper personal benefit.

  Because the amendment provides that indemnification for directors and officers will be provided to the fullest extent permitted by the then current applicable law, it should eliminate the need to further change the Certificate of Incorporation to ensure consistency in the event the Delaware General Corporation Law is revised in the future.

  Article Twelfth of the Certificate of Incorporation, as amended and restated by the proposed amendment, would be retroactive and would apply to acts and omissions that occurred prior to its adoption.

  The Company has not received notice of any pending, threatened or completed action, suit or proceeding against any officer, director, employee or agent of the Company to which the protections and benefits under the proposed amendment might apply.



  The full and complete text of the proposed amendment is set forth in Appendix A hereto.

  The favorable vote of a majority of the outstanding shares of Class A and Class B Common Stock voting together as a single class is required to adopt the proposed amendment; provided, that the holders of Class A Common Stock shall have one tenth ( 1/10 of 1) vote per share and the holders of Class B Common Stock shall have one (1) vote per share. If adopted, the amendment would become effective upon the filing with the Secretary of State of Delaware of a Certificate of Amendment of the Company's Certificate of Incorporation, which filing is expected to take place promptly after the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT.

                                 OTHER MATTERS

INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors of the Company has selected Ernst & Young to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 30, 1996. Ernst & Young has served the Company in this capacity since 1966. Representatives of Ernst & Young are expected to be present at the Annual Meeting to be held on September 12, 1995 and will have the opportunity to make a statement if they so desire. These representatives are also expected to be available to respond to appropriate questions of stockholders.

STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to, and to be represented at, the Annual Meeting of the Company to be held in 1996 must be received by the Company on or before April 12, 1996.

SEC FORM 10-K

  A copy of the Company's annual report to the Securities and Exchange Commission will be provided to stockholders without charge upon written request directed to William T. Jensen, President, Methode Electronics, Inc., 7444 West Wilson Avenue, Chicago, Illinois 60656-4549.

OTHER BUSINESS

  The Board of Directors knows of no other business that will be presented at the Annual Meeting. Should any other business come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment.

                                          By order of the Board of Directors

                                          William J. McGinley
                                          Chairman

Chicago, Illinois
August 10, 1995

                                   EXHIBIT A

                            AMENDED, ARTICLE TWELFTH
                 OF THE COMPANY'S CERTIFICATE OF INCORPORATION

  Twelfth (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (c) hereof with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

  (b) Right to Advancement of Expenses. The right to indemnification conferred in paragraph (a) of this Section shall include the right to be paid by the Company the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

  (c) Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in paragraphs (a) and (b) of this Section shall be contract rights. If a claim under paragraph (a) or (b) of this Section is not paid in full by the Company within sixty days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Company.

  (d) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

  (e) Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

    PROXY CARD              METHODE ELECTRONICS, INC.
                               CLASS A COMMON STOCK
                ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 12, 1995

      The undersigned stockholder of Methode Electronics, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying Proxy Statement and constitutes and appoints William J. McGinley, William
    T. Jensen and James W. Ashley, Jr., or any one or more of them, with full powers of substitution and revocation, to be the attorneys and proxies to vote all shares of Class A Common Stock of Methode Electronics, Inc. which the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of said Corporation to be held on Tuesday, September 12, 1995 at 3:30 p.m. Chicago time at the Arlington Park Hilton Conference Center, 3400 West Euclid Avenue, Arlington Heights, Illinois 60005, and at any adjournments thereof:

     1. The election of Michael G. Andre, William C. Croft and James W. Ashley, Jr. as Class A directors.

     [_FOR]ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BY THE UNDERSIGNED IN THE
       SPACE BELOW
                                                [_WITHHOLD]AUTHORITY TO VOTE
                                                  FOR ALL NOMINEES
     -----------------------------------------------------------------------
     2. The proposal to amend Article Twelfth of the Company's Certificate of Incorporation.
                        [_] FOR  [_] AGAINST  [_] ABSTAIN

                         (PLEASE SIGN ON THE OTHER SIDE)
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Any proxy heretofore given by the undersigned to vote at said Annual Meeting is hereby revoked.

      THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ITEM 1 AND ITEM 2. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the persons named as proxies above.

      You are urged to mark, sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

                                                  Date __________________, 1995
                                                  -----------------------------
                                                  When signing the proxy,
                                                  please date it and take care
                                                  to have the signature con-
                                                  form to the stockholder's
                                                  name as it appears on this
                                                  side of the proxy. If shares
                                                  are registered in the names
                                                  of two or more persons, each
                                                  person should sign. Execu-
                                                  tors, administrators, trust-
                                                  ees and guardians should so
                                                  indicate when signing.

                                                    DO NOT FOLD OR PERFORATE
                                                            THIS CARD

 -------------------------------------------------------------------------------
    PROXY CARD              METHODE ELECTRONICS, INC.
                               CLASS B COMMON STOCK
                ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 12, 1995
      The undersigned stockholder of Methode Electronics, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying
    Proxy Statement and constitutes and appoints William J. McGinley, William
    T. Jensen and James W. Ashley, Jr., or any one or more of them, with full powers of substitution and revocation, to be the attorneys and proxies to vote all shares of Class B Common Stock of Methode Electronics, Inc.
    which the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of said Corporation to be held on Tuesday, September 12,
    1995 at 3:30 p.m. Chicago time at the Arlington Park Hilton Conference Center, 3400 West Euclid Avenue, Arlington Heights, Illinois 60005, and
    at any adjournments thereof:
     1. The election of William J. McGinley, William T. Jensen, Kevin J.
        Hayes, George C. Wright, Raymond J. Roberts and James W. McGinley
        as Class B Directors.
     [_FOR]ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BY THE UNDERSIGNED IN THE
       SPACE BELOW
                                                [_WITHHOLD]AUTHORITY TO VOTE
                                                  FOR ALL NOMINEES
     -----------------------------------------------------------------------
     2. The proposal to amend Article Twelfth of the Company's Certificate of Incorporation.
                        [_] FOR  [_] AGAINST  [_] ABSTAIN

                         (PLEASE SIGN ON THE OTHER SIDE)
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Any proxy heretofore given by the undersigned to vote at said Annual Meeting is hereby revoked.

      THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ITEM 1 AND ITEM 2. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the persons named as proxies above.

      You are urged to mark, sign and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

                                                  Date __________________, 1995
                                                  -----------------------------
                                                  When signing the proxy,
                                                  please date it and take care
                                                  to have the signature
                                                  conform to the stockholder's
                                                  name as it appears on this
                                                  side of the proxy. If shares
                                                  are registered in the names
                                                  of two or more persons, each
                                                  person should sign. Execu-
                                                  tors, administrators, trust-
                                                  ees and guardians should so
                                                  indicate when signing.

                                                    DO NOT FOLD OR PERFORATE
                                                            THIS CARD